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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                               ------------------

                                    FORM 8-K/A

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported):    December 1, 1998
                                                       ------------------------


 Chancellor Media Corporation       Chancellor Media Corporation of Los Angeles
 ----------------------------       -------------------------------------------
 (Exact Name of Registrant as               (Exact Name of Registrant as
    Specified in Charter)                      Specified in Charter)


          000-21570                                  333-32259
          ---------                                  ---------
    (Commission File No.)                      (Commission File No.)


          75-2247099                                 75-2451687
          ----------                                 ----------
        (IRS Employer                              (IRS Employer
     Identification No.)                        Identification No.)


           Delaware                                   Delaware
           --------                                   --------
 (State or Other Jurisdiction               (State or Other Jurisdiction
      of Incorporation)                          of Incorporation)



                              300 Crescent Court,
                                   Suite 600
                              Dallas, Texas 75201
                              -------------------
                             (Address of Principal
                               Executive Offices)


                                 (214) 922-8700
                                 --------------
                            (Registrant's telephone
                          number, including area code)


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     This Amendment to the Current Report on Form 8-K dated December 1, 1998 and filed on December 15, 1998 by Chancellor Media Corporation and Chancellor Media Corporation of Los Angeles is submitted to provide the Consent of BDO Seidman, LLP.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


  7(c)     Exhibits

  *        23.1     Consent of BDO Seidman, LLP, independent accountants.

---------------------------

*        Filed herewith.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Chancellor Media Corporation       Chancellor Media Corporation of Los Angeles



By:   /s/ Matthew E. Devine        By:   /s/ Matthew E. Devine
   --------------------------         ---------------------------------
      Matthew E. Devine                      Matthew E. Devine
      Senior Vice President and              Senior Vice President and
      Chief Financial Officer                Chief Financial Officer



Date:  December 16, 1998


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                               INDEX TO EXHIBITS

  *        23.1     Consent of BDO Seidman, LLP, independent accountants.

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*        Filed herewith.